UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   February 28, 2008

CHINA YIDA HOLDING, CO.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-26777	22-3662292
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

RM 1302-3 13/F, Crocodile House II,
55 Connaught Road Central, Hong Kong
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86-591-28308388
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On February 29, 2008, we issued shares of our common stock to certain individuals and entities listed below pursuant to the terms of the Share Exchange Agreement entered into on November 19, 2007.  Specifically, we issued a total of 44,751,046 shares of common stock to certain entities as follows:

Shareholder	Number of Shares
Chairman Chen Minhua	18,525,131 shares
Fan Yanling	18,525,131 shares
Extra Profit International Limited	2,038,442 shares
Luck Glory International Limited	2,038,442 shares
Zhang Xinchen	1,811,950 shares
E-Tech International, Inc.	1,811,950 shares

These shares were issued in reliance on the exemption under Section 4(2) of the Securities Act of 1933, as amended (the ‘Act’). These shares of our Common Stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance shares by us did not involve a public offering. The offering was not a ‘public offering’ as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act.  This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a ‘public offering.’ Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

Item 5.03.  Amendment to Articles of Incorporation

On November 28, 2007, we filed with the Secretary of State for the State of Delaware a Certificate of Amendment to our Certificate of Incorporation changing our name to “China Yida Holding, Co.” (the “Name Change”).  The name change was declared effective on the open of business on February 28, 2008.

Item 8.01. Other Events

Effective as of February 28, 2008, the one-for-ten reverse stock split of our issued and outstanding common stock was declared effective (the “Reverse Stock Split”).  Pursuant to the Reverse Stock Split, each ten shares of our issued and outstanding common stock will be reclassified and combined into one share of our common stock. The number of shares of our authorized common stock shall remain at 100 million shares, without any change in par value per common share.  Additional information about the reverse stock split is available in our definitive information statement filed with the Securities and Exchange Commission on February 7, 2008.

Pursuant to the Name Change and Reverse Stock Split, effective as of February 28, 2008, our stock trading symbol has changed from IAVA to CYID.

Item 9.01.  Financial Statement and Exhibits

(a)	Financial Statements.

None

(b)	Pro Forma Financial Information

None

(c)	Exhibit Number	Description
	3.1	Certificate of Amendment to Articles of Incorporation filed on November 28, 2007
	10.1	Share Exchange Agreement is referred to and incorporated herein by reference to Exhibit 2.1 of the Form 8-K filed on November 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

China Yida Holding, Co.

Date: March 6, 2008	By:	/s/ Chen Minhua
Chen Minhua President